SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 25, 2004

(Date of Earliest Event Reported)

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7685	95-1492269
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Grove Boulevard

Pasadena, California 91103

(Address of Principal Executive Offices) (Zip Code)

(626) 304-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Required FD Disclosure

On May 25, 2004, the Company issued a news release relating to an investigation of the paper and forest products industry (including the adhesive label stock market) by European regulators concerning alleged anticompetitive activities. In connection with the investigation, certain of the Company’s offices in the Netherlands and Germany were visited and documents obtained by the European Commission and local authorities. In addition, members of the paper and forest products industry have issued news releases with respect to the investigation, including UPM-Kymmene, which also indicated that it had been granted conditional full immunity with respect to certain conduct disclosed to the authorities.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	News release issued by the Company dated May 25, 2004.
99.2	European Commission release related to the investigation dated May 25, 2004.
99.3	News release issued by UPM-Kymmene dated May 25, 2004.
99.4	Certain other releases related to the investigation dated May 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: May 25, 2004	By:	/s/ Daniel R. O’Bryant
	Name:	Daniel R. O’Bryant
	Title:	Chief Financial Officer and
Senior Vice President, Finance

Exhibit No.	Description
99.1	News release issued by the Company dated May 25, 2004.

99.2	European Commission release related to the investigation dated May 25, 2004

99.3	News release issued by UPM-Kymmene dated May 25, 2004.

99.4	Certain other releases related to the investigation dated May 25, 2004.